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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 17, 2001
             (Date of earliest event reported): (December 13, 2001)

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     000-26727                68-0397820
(State or other jurisdiction of      (Commission           (IRS Employer
 incorporation or organization)       File Number           Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California            94949
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:        (415) 884-6700


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

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Item 5.         Other Events

On December 13, 2001, we announced the completion of a $96.6 million public offering of 8,050,000 shares of our common stock in a press release dated December 13, 2001. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


Item 7.         Financial Statements and Exhibits

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
------------- ------------------------------------------------------------------
99.1          Press Release Dated December 13, 2001 Related to the Announcement
              of the completion of a $96.6 Million Public Offering of Common
              Stock.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BioMarin Pharmaceutical Inc.

                          By: /s/ Raymond W. Anderson
                              --------------------------------------------------
                              Raymond W. Anderson
                              Chief Operating Officer, Chief Financial Officer, Secretary and Vice President Finance and Administration


Date:  December 17, 2001
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                                  Exhibit Index

EXHIBIT NO.   DESCRIPTION OF DOCUMENT
------------- ------------------------------------------------------------------
99.1          Press Release Dated December 13, 2001 Related to the Announcement
              of the completion of a $96.6 Million Public Offering of Common
              Stock.